                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information


Company Name                                      Person                                    Position
Powergen PLC                                      Nicholas Peter Baldwin                    CEO
City Point                                        Sir Frederick William Crawford            D
1 Ropemaker                                       Dr. Christopher Shaw Gibson-Smith         D
London, England EC2Y 9 HT                         Mr. Sydney Gillibrand                     D
                                                  Peter Charles Fletcher Hickson            CFO
                                                  Dr. David Kwok- Po Li                     D
                                                  Thomas Andrew Oates                       D
                                                  Victor A. Staffieri                       D/COO
                                                  Edmund Arthur Wallis                      CB
                                                  Peter Michael Wilson                      D
                                                  David John Jackson                        S, GC

Powergen US Holdings Limited                      David Owen Beynon                         D
City Point                                        David John Jackson                        D, S
1 Ropemaker                                       Graham John Wood                          D
London, England EC2Y 9 HT

Ergon US Investments                              David Owen Beynon                         D
City Point                                        David John Jackson                        D, S
1 Ropemaker                                       Graham John Wood                          D
London, England EC2Y 9 HT

Powergen US Investments                           David Owen Beynon                         D
City Point                                        David John Jackson                        D, S
1 Ropemaker                                       Graham John Wood                          D
London, England EC2Y 9 HT

Powergen Luxembourg Sarl                          David Owen Beynon                         D
99 Grand-rune                                     Jack Groesbee                             D
Luxembourg L-1661                                 Eric Peter Isaac                          D
                                                  Ronald L. Miller                          D

Powergen Luxembourg Sarl                          David Owen Beynon                         D
99 Grand-rue                                      Jack Groesbee                             D
Luxembourg L-1661                                 Eric Peter Isaac                          D
                                                  Ronald L. Miller                          D

Powergen US Securities LTD.                       David Owen Beynon                         D
City Point                                        Susan Kitchin                             D
1 Ropemaker
London, England EC2Y 9 HT

Powergen Luxembourg Investments                   David Owen Beynon                         D
99 Grand-rue                                      Jack Groesbee                             D
Luxembourg L-1661                                 Eric Peter Isaac                          D
                                                  Ronald L. Miller                          D

Powergen Luxembourg Securities                    David Owen Beynon                         D


                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position
99 Grand-rue                                      Jack Groesbee                             D
Luxembourg L-1661                                 Eric Peter Isaac                          D
                                                  Ronald L. Miller                          D

E.On US Investments Corp.                         Ronald Miller                             D, AS
220 West Main Street                              Bradford Rives                            D, VP
Louisville, Kentucky 40202                        Daniel K. Arbough                         T
                                                  John R. McCall                            D, CEO

Powergen US Funding LLC                           David John Jackson                        Authorized Person
c/o The Corporation Trust Company                 Graham John Wood                          Authorized Person
1209 Orange Street
Wilmington
New Castle County, Delaware 19801

LG&E Engery Corp                                  Victor A. Staffieri                       D, CB, CEO, P
220 West Main Street                              Richard Aitken-Davies                     CFO
Louisville, Kentucky 40202                        Daniel K. Arbough                         T
                                                  Martyn Gallus                             SVP
                                                  Bruce Hamilton                            VP
                                                  Chris Hermann                             SVP
                                                  John McCall                               EVP, GC< CS
                                                  S. Bradford Rives                         SVP, C
                                                  A. Roger Smith                            SVP
                                                  Paul W. Thompson                          SVP
                                                  Dave Vogel                                VP
                                                  Wendy C. Welsh                            SVP
                                                  Michael Sohlke                            D
                                                  Dr. Hans Michael Gaul                     D
                                                  Michael S. Beer                           VP
                                                  D. Ralph Bolwing                          VP
                                                  John Gallagher                            VP
                                                  Robert E. Henriques                       VP
                                                  R.W. "Chip" Keeling                       VP
                                                  Paula H. Pottinger                        VP
                                                  George R. Siemens                         VP

                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position
Louisville Gas And Electric                       Edmund A. Wallis                          D
220 West Main Street                              Victor A. Staffieri                       D, CB, CEO, P
Louisville, Kentucky 40202                        Richard Aitken-Davies                     CFO
                                                  Daniel K. Arbough                         T
                                                  Michael S. Beer                           VP
                                                  Martyn Gallus                             SVP
                                                  Bruce Hamilton                            VP
                                                  Chris Hermann                             SVP
                                                  John McCall                               SVP, GC, CS, EVP
                                                  S. Bradford Rives                         SVP, C
                                                  A. Roger Smith                            SVP
                                                  Paul W. Thompson                          SVP
                                                  Dave Vogel                                VP
                                                  Wendy C. Welsh                            SVP
                                                  Michael Sohlke                            D
                                                  D. Ralph Bolwings                         VP
                                                  Robert E. Henriques                       VP
                                                  R.W. "Chip" Keeling                       VP
                                                  Paula H. Pottinger                        VP

LG&E Receivabales LLC                             George R. Siemens                         VP
220 West Main Street                              Victor A. Starrieri                       D, P
Louisville, Kentucky 40202                        Richard Aitken-Davies                     D, VP
                                                  S. Bradford Rives                         D, VP, C
                                                  Donald J. Mullineaux                      D
                                                  John R.McCall                             VP, S
                                                  Daniel K. Arbough                         T


                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position
Kentucky Utilities Company                        Edmund A. Wallis                          D
One Quality Street                                Victor A. Starrieri                       D, CB, CEO, P
Lexington, Kentucky 40507-1428                    Richard Aitken-Davies                     CFO
                                                  Daniel K. Arbough                         T
                                                  Michael S. Beer                           VP
                                                  Martyn Gallus                             SVP
                                                  Bruce Hamilton                            VP
                                                  Chris Hermann                             SVP
                                                  John R. McCall                            EVP, GC, CS
                                                  S. Bradford Rives                         SVP, C
                                                  A. Roger Smith                            SVP
                                                  Paul W. Thompson                          SVP
                                                  Dave Vogel                                VP
                                                  Wendy C. Welsh                            SVP
                                                  Michael Sohlke                            D
                                                  D. Ralph Bolwing                          VP
                                                  John Gallagher                            VP
                                                  Robert E. Henriques                       VP
                                                  R.W. "Chip" Keeling                       VP
                                                  Paula H. Pottinger                        VP
                                                  George R. Siemens                         VP

KU Receivables LLC                                Victor A. Staffieri                       D
One Quality Street                                Richard Aitken-Davies                     D, P
Lexington, Kentucky 40507                         S. Bradford Rives                         D, Vp, C
                                                  Donald J. Mullineaux                      D
                                                  John R. McCall                            Vp, S
                                                  Daniel K. Arbough                         T

Electric Energy Inc.                              Chris Herman                              D
Lexington Utilities Company                       Victor A. Staffieri                       D, P
One Quality Street                                John R. McCall                            D, VP, S
Lexington, Kentucky 40507-1428                    S. Bradford Rives                         Vp, C
                                                  Daniel K. Arbough                         T

LG&E Energy Foundation, Inc.                      Victor A. Staffieri                       D, P
220 West Main Strwet                              S. Bradford Rives                         D, VP, T
Lexington, Kentucky 40507                         John R. McCall                            D, VP, S
                                                  Rudolph W. Keeling                        VP

LG&E Energy Marketing Inc.                        Richard Aitken-Davies                     D, SVP
12500 Fair Lakes Circle                           John R. McCall                            D, Vp, S
Fairfax, Virginia 22023                           Victor A. Staffieri                       D, CB
                                                  Martyn Gallus                             D, P
                                                  Paul W. Thompson                          SVP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T


                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position

LG&E Energy Settlements Inc.                      Victor A. Staffieri                       D, P
220 West Main Street                              John R. McCall                            D, Vp, S
Louisville, Kentucky 40202                        Richard Aitken-Davies                     D, VP, CFO
                                                  Daniel K. Arbough                         D, VP, C
                                                  S. Bradford Rives                         T
                                                  Ron Miller                                VP

LG&E Energy Services Inc.                         John R. McCall                            D, VP, S
220 West Main Street                              Victor A. Staffieri                       D, CB, CEO, P
Louisville, Kentucky 40202                        Richard Aitken-Davies                     VP, CFO
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

LG&E Capital Corp.                                S. Bradford Rives                         D, VP, C
220 West Main Street                              Paul W. Thompson                          D
Louisville, Kentucky 40202                        Chris Hermann                             D
                                                  Victor A. Staffieri                       D, P
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T

LG&E Energy Privatization Services, Inc.          S. Bradford Rives                         D, VP, C
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        Victor A. Staffieri                       D, P
                                                  Daniel K. Arbough                         T

LG&E Home Services Inc.                           Victor A. Staffieri                       D, CB
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        Dave Vogel                                P
                                                  Chris Hermann                             VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

LG&E Mendoza Services Inc.                        Paul W. Thompson                          D
c/o Maples & Calder                               S. Bradford Rives                         D, P, C
P.O. BOX 309                                      Victor A. Staffieri                       D, VP
Grand Cayman, Cayman Islands                      Bruce Hamilton                            VP
British West Indies                               John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T

LG&E Power Venezuela I, Inc.                      Richard Aitken-Davies                     D, VP, CFO
c/o Maples & Calder                               Victor A. Staffieri                       D
P.O. BOX 309                                      S. Bradford Rives                         D, P, C
Grand Cayman, Cayman Islands                      John R. McCall                            VP, S
British West Indies                               Daniel K. Arbough                         T

LG&E Power Spain Inc.                             A. Roger Smith                            D
220 West Main Street                              Victor A. Staffieri                       D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  S. Bradford Rives                         VP, C
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T


                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position

LG&E Power Spain Inc.                             No officers or Directors were elected
220 West Main Street
Louisville, Kentucky 40202
K.W. Tarifa S.A.

LG&E Power Argentina I, Inc.                      S. Bradford Rives                         D, VP, C
220 West Main Street                              Victor A. Staffieri                       D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  A. Roger Smith                            VP
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T

LG&E Power Argentina II, Inc.                     S. Bradford Rives                         D, VP, S
220 West Main Street                              Victor A. Staffieri                       D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, C
                                                  A. Roger Smith                            VP
                                                  Daniel K. Arbough                         T

DISTRIBUIDORA DE GAS DEL CENTRO S.A.              Unknown or not available

INVERSORA DE GAS DEL CENTRO S.A.                  Unknown or not available

DISTRIBUIDORA DE GAS CUYANA S.A.                  Unknown or not available

INVERSORA DE GAS CUYANA S.A.                      Unknown or not available

GAS NATURAL S.D.G. ARGENTINA S.A.                 Unknown or not available

SERVICONFORT ARGENTINA S.A.                       Unknown or not available

LG&E Power Australia I Inc.                       Richard Aitken-Davies                     D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        Victor A. Staffieri                       D
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

LG&E Australia Pty Limited                        Paul W. Thompson                          D, P
LG&E Centros S.A.                                 John R. McCall                            D, VP, S
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

LG&E Power Argentina III LLC                      S. Bradford Rives                         D, VP, C
220 West Main Street                              Richard Aitken-Davies                     D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Victor A. Staffieri                       D
                                                  Daniel K. Arbough                         T


                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position
WKE Corp.                                         A. Roger Smith                            D, VP
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Paul W. Thompson                          P
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
                                                  D. Ralph Bowling                          VP

WKE Station Two Inc.                              A. Roger Smith                            D, VP
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        John R. McCall                            D, VP, A
                                                  Paul W. Thompson                          P
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
                                                  D. Ralph Bowling                          VP

Western Kentucky Energy Corp.                     A. Roger Smith                            D, VP
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Paul W. Thompson                          P
                                                  D. Ralph Bowling                          VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

WKE Facilities Corp.                              A. Roger Smith                            D, VP
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Paul W. Thompson                          P
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
                                                  D. Ralph Bowling                          VP

LCC LLC                                           Victor A. Staffieri                       D
220 West Main Street                              A. Roger Smith                            D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Paul W. Thompson                          P
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
                                                  D. Ralph Bowling                          VP

FCD LLC                                           A. Roger Smith                            VP, D
220 West Main Street                              Paul W. Thompson                          P
Louisville, Kentucky 40202                        S. Bradford Rives                         VP, C
                                                  John R. McCall                            VP, S, D
                                                  Daniel K. Arbough                         T
                                                  Victor A. Staffieri                       D


                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position
Excalibur Development LLC                         A. Roger Smith                            CP, D
220 West Main Street                              Paul W. Thompson                          P
Louisville, Kentucky 40202                        John R. McCall                            VP, S, D
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
                                                  Victor A. Staffieri                       D

LG&E Power Inc.                                   John R. McCall                            D, VP, S
220 West Main Street                              A. Roger Smith                            D, P
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  Victor A. Staffieri                       D
                                                  Richard Aitken-Davies                     D, CFO
                                                  Paul W. Thompson                          SVP
                                                  Bruce Hamilton                            VP
                                                  Daniel K. Arbough                         T

LG&E Power Engineers and Constructors Inc.        A. Roger Smith                            D, P
575 Anton Boulevard, Suite 250                    S. Bradford Rives                         D, VP, C
Costa Mesa, California 92626                      Paul W. Thompson                          D
                                                  Victor A. Staffieri                       D
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T

LG&E Power Services Inc.                          S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    A. Roger Smith                            D, P
Costa Mesa, California 92626                      John R. McCall                            D, VP, S
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Robert E. Henriques                       VP
                                                  Daniel K. Arbough                         T

LG&E Power Operations Inc.                        A. Roger Smith                            D, P
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

HD/WS Corporation                                 A. Roger Smith                            D, P
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      W. Michael Lepchitz                       D. VP
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

LG&E Westmoreland Rensselaer                      No Directors of Officers were elected


                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position
LG&E Power 5 Incorporated                         S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      A. Roger Smith                            D, P
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T

Babcock-Ultrapower West Enfield                   No Directors or Officers were elected

Babcock-Ultrapower Jonesboro                      No Directors or Officers were elected

LG&E Altavista Incorporated                       S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    A. Roger Smith                            D, P
Costa Mesa, California 92626                      John R. McCall                            D, VP, S
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T

LG&E Power 14-Buena Vista                         No Directors or Officers were elected

LG&E Power 16 Incorporated                        S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    A. Roger Smith                            D, P
Costa Mesa, California 92626                      John R. McCall                            D, VP, S
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T

LG&E Roanoke Incorporated                         S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    A. Roger Smith                            D, P
Costa Mesa, California 92626                      John R. McCall                            D, VP, S
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T

LG&E Roanoke Valley LP                            No Directors or Officers were elected

Westmoreland-LG& E Partners                       No Directors or Officers were elected

Erie Power Partners                               No Directors or Officers were elected

LG&E Power 21 Incorporated                        S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    John R. McCall                            D. VP, S
Costa Mesa, California 92626                      A. Roger Smith                            D, P
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T

LG&E Power 21 Wind Incorporated                   S. Bradford Rives                         D, VP, C
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S

                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position
Costa Mesa, California 92626                      A. Roger Smith                            D, P
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T

LG&E Power 21 L.P.                                No Directors or Officers were elected

Windpower Partners 1993 L.P.                      No Directors or Officers were elected

LG&E Power 31 Incorporated                        A. Roger Smith                            D, P
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

LQ, GP, LLC                                       No Directors or Officers were elected

LG&E Power 31 Wind Incorporated                   A. Roger Smith                            D, P
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

LG&E Power 31 L.P.                                No Directors or Officers were elected

Windpower Partners 1994 L.P.                      No Directors or Officers were elected

LQC LP LLC                                        No Directors or Officers were elected

LG&E Power Development Inc.                       Victor A. Staffieri                       D
12500 Fair Lakes Circle                           Richard Aitken-Davies                     D, P
Fairfax, Virginia 22023                           Paul W. Thompson                          D, SVP
                                                  A. Roger Smith                            VP
                                                  S. Bradford Rives                         VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T


                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position
American Power, Incorporated                      S. Bradford Rives                         D, VP, S
575 Anton Boulevard, Suite 250                    A. Roger Smith                            D, P
Costa Mesa, California 92626                      John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T

Ultrasystems Construction Co.                     S. Bradford Rives                         D, P, CFO
575 Anton Boulevard, Suite 250                    John R. McCall                            D, VP, S
Costa Mesa, California 92626                      Daniel K. Arbough                         T

HD Energy Corporation                             Richard Aitken-Davies                     D, P
277 Stemmons Freeway, Suite 1700                  John R. McCall                            D, VP, S
Dallas, Texas 75207                               Victor A. Staffieri                       D
                                                  A. Roger Smith                            VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

Hadson Financial Corporation                      Richard Aitken-Davies                     D, P
277 Stemmons Freeway, Suite 1700                  Victor A. Staffieri                       D
Dallas, Texas 75207                               John R. McCall                            VP, C
                                                  S. Bradford Rives                         VP, S
                                                  Daniel K. Arbough                         T

Llano Gathering, Inc.                             Richard Aitken-Davies                     D, P
277 Stemmons Freeway, Suite 1700                  John R. McCall                            D, VP, S
Dallas, Texas 75207                               Victor A. Staffieri                       D
                                                  A. Roger Smith                            VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

Llano Storage Inc.                                Richard Aitken-Davies                     D, P
277 Stemmons Freeway, Suite 1700                  John R. McCall                            D, VP, S
Dallas, Texas 75207                               Victor A. Staffieri                       D
                                                  A. Roger Smith                            VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

LG&E Crown Inc.                                   Richard Aitken-Davies                     D, P
277 Stemmons Freeway, Suite 1700                  John R. McCall                            D, VP, S
Dallas, Texas 75207                               Victor A. Staffieri                       D
                                                  A. Roger Smith                            VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

Powertex Parent Inc.                              Richard Aitken-Davies                     D, P
277 Stemmons Freeway, Suite 1700                  John R. McCall                            D, VP, S
Dallas, Texas 75207                               Victor A. Staffieri                       D
                                                  A. Roger Smith                            VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T


                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position
LG&E Minor Facilities Inc.                        Richard Aitken-Davies                     D, P

LG&E Power Gregory Inc.                           Richard Aitken-Davies                     D
220 West Main Street                              A. Roger Smith                            D, P
Louisville, Kentucky 40202                        Victor A. Staffieri                       D
                                                  S. Bradford Rives                         VP, C
                                                  Paul W. Thompson                          VP
                                                  Bruce Hamilton                            VP
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T

Gregory Power Partners LP                         No Directors or Officers were elected

LG&E Power Gregory II Inc.                        Richard Aitken-Davies                     D
220 West Main Street                              A. Roger Smith                            D, P
Louisville, Kentucky 40202                        Victor A. Staffieri                       D
                                                  Bruce Hamilton                            VP
                                                  Paul W. Thompson                          VP
                                                  S. Bradford Rives                         VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T

Gregory Partners Inc.                             No Directors or Officers were elected

LG&E Power Gregory III Inc.                       Richard Aitken-Davies                     D
220 West Main Street                              A. Roger Smith                            D, P
Louisville, Kentucky 40202                        Victor A. Staffieri                       D
                                                  Bruce Hamilton                            VP
                                                  Paul W. Thompson                          VP
                                                  S. Bradford Rives                         VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T

LG&E Power Gregory IV Inc.                        A. Roger Smith                            D, P
220 West Main Street                              Richard Aitken-Davies                     D
Louisville, Kentucky 40202                        Victor A. Staffieri                       D
                                                  Bruce Hamilton                            VP
                                                  Paul W. Thompson                          VP
                                                  S. Bradford Rives                         VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T


                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position
LG&E Natural Industrial Marketing                 Richard Aitken-Davies                     D, P
277 Stemmons Freeway, Suite 1700                  A. Roger Smith                            D, VP
Dallas, Texas 75207                               Victor A. Staffieri                       D
                                                  S. Bradford Rives                         VP, C
                                                  Paul W. Thompson                          VP
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T

LG&E Natural Canada Inc.                          Richard Aitken-Davies                     D, P
277 Stemmons Freeway, Suite 1700                  A. Roger Smith                            D, VP
Dallas, Texas 75207                               Victor A. Staffieri                       D
                                                  John R. McCall                            D
                                                  S. Bradford Rives                         VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T

LG&E Fuels Services Inc.                          A. Roger Smith                            D, P
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        John R. McCall                            D. VP, S
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T

KUCC Paris Corporation                            A. Roger Smith                            D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T

Tenaska III Partners LTD.                         No Directors or Officers were elected

Tenaska III Texas Partners                        No Directors or Officers were elected

KUCC Ferndale Corporation                         A. Roger Smith                            D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T

Tenaska Washington Partners L.P.                  No Directors or Officers were elected

KUCC Portland 34 Corporation                      A. Roger Smith                            D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T


                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information

Company Name                                      Person                                    Position
Portland 34 L.P.                                  No Directors or Officers were elected
KU Solutions Corporation                          Richard Aitken-Davies                     D, P
220 West Main Street                              Victor A. Staffieri                       D
Louisville, Kentucky 40202                        Paul W. Thompson                          D, VP
                                                  S. Bradford Rives                         VP, C
                                                  John R. McCall                            VP, S, D
                                                  Daniel K. Arbough                         T

KUCC Grimes Corporation                           A. Roger Smith                            D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  Victor A. Staffieri                       D
                                                  Daniel K. Arbough                         T

KUCC Grimes GP Corporation                        A. Roger Smith                            D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  Victor A. Staffieri                       D
                                                  Daniel K. Arbough                         T

KUCC Grimes LP Corporation                        A. Roger Smith                            D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  Victor A. Staffieri                       D
                                                  Daniel K. Arbough                         T

FSF Minerals Inc.                                 A. Roger Smith                            D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        Victor A. Staffieri                       D
                                                  Daniel K. Arbough                         T

CRC-Evans International Inc.                      Victor A. Starrieri                       D, P
11601 N. Houston Rosslyn Road                     Richard Aitken-Davies                     D, VP
Houston, Texas 77086                              S. Bradford Rives                         D, VP, C
                                                  John R. McCall                            D, VP, S
                                                  A. Roger Smith                            VP
                                                  John P. Fending                           AS
                                                  Daniel K. Arbough                         T

                                           Exhibit F, Schedule 6(c)

                               LG&E Energy Group Director & Officer Information


Company Name                                      Person                                    Position
CRC-Evans Pipeline Inc.                           C. Paul Evans                             D

CRC-Evans B.V.                                    Unknown or not available

CRC-Evans Canada Ltd.                             Unknown or not available

Pipeline Induction Heat Ltd.                      Unknown or not available

CRC-Evans Weighting Systems Inc.                  C. Paul Evans                             D
11601 N. Houston Rosslyn Road                     M. Timothy Carey                          D, CEO
Houston, Texas 77086                              Victor A. Starrieri                       D
                                                  A. Roger Smith                            D, VP
                                                  Richard Aitken-Davies                     D, VP
                                                  John R. McCall                            D, VP. S
                                                  Windell D. Norris, Jr.                    VP
                                                  James M. McGill                           VP
                                                  S. Bradford Rives                         VP, C
                                                  Mark W. Biggers                           T
                                                  John P. Fending                           AS
                                                  Fred A. Lysak                             P

CRC-Evans Services, LTD.                          C. Paul Evans                             D
11601 N. Houston Rosslyn Road                     Fred A. Lysak                             D, P
Houston, Texas 77086                              Mark W. Biggers                           S

LG&E Capital Timble County LLC                    S. Bradford Rives                         D, VP, C
220 West Main Street                              Richard Aitken-Davies                     D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Victor A. Staffieri                       D
                                                  A. Roger Smith                            VP
                                                  Paul W. Thompson                          VP
                                                  Daniel K. Arbough                         T
                                                  John P. Fendig                            AS


                                             Exhibit F, Schedule 6(c)

                                 LG&E Energy Group Director & Officer Information

PIH  U.S., Inc.                                   M. Timothy Carey                          D

CRC-Evans Welding Services, Inc.                  M. Timothy Carey                          D
11601 N. Houston Rosslyn Road                     Victor A. Starrieri                       D
Houston, Texas 77086                              Richard Aitken-Davies                     D
                                                  A. Roger Smith                            D
                                                  John R. McCall                            D, VP, S
                                                  Brian S. Laing                            P
                                                  Mark  W. Biggers                          T
                                                  John P. Fending                           AS

PIH Holdings Ltd                                  M. Timothy Carey                          D
11601 N. Houston Rosslyn Road                     C. Paul Evans                             D
Houston, Texas 77086                              Michael P. Smith                          D
                                                  Mark W. Biggers                           D
                                                  Paul Robingson                            S

Alkhaja PIH Ltd.                                  Michael P. Smith                          D
                                                  Albert Ramsden                            D
                                                  Daniel Jack Greenwald, III                S

Alkhaja PIH LLC                                   Mansour Al-Misleh                         D

Pipeline Induction Heat Ltd.                      Phillip M. Bond                           D
                                                  M. Timothy Carey                          D
                                                  C. Paul Evans                             D
                                                  Albert Ramsden                            D
                                                  Michael P. Smith                          D
                                                  Mark W. Biggers                            D
                                                  Paul Robinson                             S

Didcot Heat Treatments Ltd.                       Michael P. Smith                          D
                                                  Paul Robinson                             S

PIH Services Ltd.                                 Michael P. Smith                          D
                                                  Albert Ramsden                            D
                                                  Thomas Bell                               D
                                                  Paul Robinson                             S

PIH Kazakstan Ltd.                                Michael P. Smith                          D
                                                  Albert Ramsden                            D
                                                  Thomas Bell                               D
                                                  Paul Robinson                             S



                                             Exhibit F, Schedule 6(c)

                                 LG&E Energy Group Director & Officer Information


SOMICO Societe Minere et Commericals S.A.         Michael P. Smith                          D
                                                  M. Timothy Carey                          D
                                                  Dominique Gruere                          D

PIH Holdings Ltd.                                 Dominique Gruere                          Representative of PIH
                                                                                            Holdings Ltd.

Revetement de Joints, SARL                        Philip M. Bond                            Co-Gerant
                                                  Michael P. Smith                          Co-Gerant